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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 20, 2004

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
2920 Green Valley Parkway
Suite 3-321-8
Henderson, Nevada                                                      89014
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (702) 433-9886

         (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits

      The following exhibit is furnished herewith:

      21 Monthly Servicer's Certificate issued on May 20, 2004 for the period of April 1, 2004 through April 30, 2004, relating to the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and 2003-D Asset
            Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03 of the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and 2003-D Indenture Supplements
            dated as of November 1, 2000, April 1, 2001, July 1, 2002, February 1, 2003, June 1, 2003, August 1, 2003 and December 1, 2003
            respectively.

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
                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADVANTA BUSINESS CARD MASTER TRUST

                                        By: Advanta Bank Corp., as
                                            attorney-in-fact

                                        By:      /s/ Mark Shapiro
                                                 -------------------------------
                                        Name:    Mark Shapiro
                                        Title:   Assistant Vice President-
                                                 Structured Finance



                                        ADVANTA BUSINESS RECEIVABLES CORP.

                                        By:      /s/ Mark Shapiro
                                                 -------------------------------
                                        Name:    Mark Shapiro
                                        Title:   Vice President


Dated: May 20, 2004

                                  Exhibit Index


Exhibit No.                                                                 Page
-----------                                                                 ----
       21.1    Monthly Servicer's Certificate dated May 20, 2004
               prepared by the Servicer and sent to the Indenture
               Trustee pursuant to Section 5.03 of the Series 2000-C,
               2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and 2003-D
               Indenture Supplement covering the period of
               April 1, 2004 through April 30, 2004.


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